UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-14959	39-0971239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6555 West Good Hope Road Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 358-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On October 22, 2010, Brady Corporation (the “Company”) announced that Allan J. Klotsche was named Senior Vice President – Human Resources, effective immediately. Mr. Klotsche joined the Company in 1988 and has held a variety of leadership positions at the Company. Mr. Klotsche currently serves as President-Brady Asia-Pacific and will continue in that position until a successor is found.

A copy of the press release announcing Mr. Klotsche as the Company’s Senior Vice President – Human Resources is being provided to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	Press Release of Brady Corporation, dated October 22, 2010, announcing Allan J. Klotsche as the Company’s Senior Vice President – Human Resources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: October 26, 2010

/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated October 22, 2010, announcing Allan J. Klotsche as the Company’s Senior Vice President – Human Resources.